Managed High Yield Fund Inc.                                   Semiannual Report

--------------------------------------------------------------------------------
Managed High Yield Fund Inc.
FUND PROFILE

Goal: High current income
Portfolio Manager: Tom Libassi, Mitchell Hutchins Asset Management Inc.
Total Net Assets: $83.2 million as of January 31, 1997
Dividend Payment: Monthly
--------------------------------------------------------------------------------

                                                                  March 17, 1997

Dear Shareholder,

     We are pleased to present you with the semiannual report for Managed High Yield Fund Inc. (the "Fund") for the six months ended January 31, 1997.

General Market Overview

     During the six-month period, higher yielding securities--a major component of Managed High Yield Fund Inc.--did well relative to other areas of the fixed income market. This can be attributed to the fact that a number of elements, including a compression of yields, strong cash inflows and extremely low new issue defaults combined to result in a high yield market that was virtually the only area of the domestic fixed income market to turn in a relatively strong performance. Overall, however, the word "volatile" best described the nature of the bond market over the six months ended January 31, 1997. Early in the period, ongoing uncertainty over the direction of interest rates cast a cloud over the market. By mid-summer, a moderating economy helped bolster the market for a short period of time, a situation that was, however, only fleeting as renewed fears of an overheating economy quickly re-emerged. The market would repeat this about-face late in the period, when the release of new economic data appeared to affirm the moderation in economic activity that brought about mid-summer's brief revival in the market. A 28-basis point rally ensued that would be over before year end as the release of unexpected economic data would again cause a correction in yields that would last well into January 1997.

Portfolio Review

     The total return for the Fund for the six months ended January 31, 1997 was 9.07% based on the Fund's net asset value and 11.24% based on the Fund's share price on the New York Stock Exchange. As of January 31, 1997, the Fund's net asset value per share was $13.80, while its share price on the New York Stock Exchange was $13.25. During the six month period ended January 31, 1997, the Fund paid dividends from net investment income totalling $0.63 per share. We hope to maintain the Fund's current dividend for the remainder of 1997. Based on the dividend paid in January and the Fund's market price on January 31, 1997, the Fund's market yield was 9.51% annualized. Over the six-

Semiannual Report

month period, the Fund's 9.07% return was comparable to that of the 9.10% return of its Lipper peer group (High Current Yield).

     The Fund's performance over the period can be attributed largely to significant changes that took place with regard to investment strategy and management of the Fund early in the year. First, we began the year by adding senior credit analysts to the Fund's management team, bringing to five the total number of people conducting analysis for the Fund. This in turn has enabled us to carry out more in-depth and broader research on companies, industries and investments. Additionally, after careful examination, we determined that by targeting a specific credit mix, the Fund could assume a more conservative stance and still have the potential to be a top performer. This mix, which entails generally investing 35% of the Fund's portfolio in the upper tier (BB-rated and above) of the credit market, 50% in the middle tier (B-rated) and the remaining 15% in the lower tier (below B-rated), was quickly adopted by the Fund.

     Also strongly contributing to Fund performance during the period was the stellar performance of the high yield market segment, as evidenced by the approximately $10.5 billion that flowed into the segment during the six-month period ended January 31, 1997. This inflow was coupled with a default rate of slightly less than 1%--significantly less than the 4% figure anticipated by both Moody's and Standard & Poor's.

--------------------------------------------------------------------------------
                         Managed High Yield Fund Inc.

   Top Five Industries as a percentage of net assets as of January 31, 1997

                         Communications          13.6%
                         Media                   13.4%
                         Cable                   13.0%
                         General Industrial       7.4%
                         Consumer Manufacturing   7.0%
--------------------------------------------------------------------------------

     With regard to industry weighting, much of high yield new issuance was concentrated in media (13.4% of net assets as of January 31, 1997) and communications (13.6%). Communications, a strong growth area, proved to be the Fund's top-performing industry, particularly given our focus on rapidly expanding Competitive Local Exchange Carriers ("CLECs"). Increasingly, CLECs such as GST Telecommunications (1.5%) are successfully providing alternative local phone services to regional bell companies. Within media, a dramatic decline in print costs and increased advertising has benefited print media (newspapers and magazines), and the Fund profited from its positions in this industry as a result. Another industry of significance to Fund performance was cable (13.0% of net assets as of January 31, 1997), particularly with regard to those companies located in the United Kingdom. British cable companies are currently laying the most advanced fiber optic networks in the world and consolidation is just beginning to impact the industry. Although we remained underweighted in U.S. cable companies (1.5%) given concerns over the encroachment of alternative providers of media distribution such as satellite providers, the Fund did acquire positions in the top tier of the industry over the last three months of the year.

Managed High Yield Fund Inc.                                   Semiannual Report

Outlook

     Going forward, we believe that the high yield market will continue to offer strong returns, although it is unlikely that we will duplicate the performance of the past year. As the first four months of the calendar year are historically the most healthy with regard to the high yield market, we have remained generally fully invested in order to benefit from any rally that may occur. We will continue to focus on non-cyclical industries such as cable and communications, placing particular emphasis on media. We expect this industry will benefit from what is an increasing need for worldwide programming. Most significantly, we will focus more on companies domiciled outside of the United States. As of January 31, 1997, 26.0% of the Fund's holdings were invested in these companies; it is not improbable that by this time next year, this figure could approach 30%. We believe these securities, which are denominated in U.S. dollars, currently offer greater investment potential than similarly situated companies located in the U.S.

--------------------------------------------------------------------------------
                         Managed High Yield Fund Inc.

      Credit Quality as a percentage of net assets as of January 31, 1997

                                  [PIE CHART]

                               AAA          4.7%
                               BB          33.3%
                               B           45.3%
                               CCC          1.6%
                               Non-rated   12.0%
                               Equity       3.1%

--------------------------------------------------------------------------------

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

/s/ Margo N. Alexander                       /s/ Thomas J. Libassi

MARGO N. ALEXANDER                           THOMAS J. LIBASSI
President,                                   Portfolio Manager,
Mitchell Hutchins Asset Management Inc.      Managed High Yield Fund Inc.

                         MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTS                          JANUARY 31, 1997 (UNAUDITED)


PRINCIPAL
 AMOUNT
 (000)                                                          MATURITY DATES              INTEREST RATES              VALUE
---------                                                   ----------------------  -------------------------------  -----------
CORPORATE BONDS - 90.66%
Airlines - 1.00%
$     750  Airplane Pass Through Trust......................       03/15/19                     10.875%              $   830,625
      750# USAfrica Airways, Incorporated++.................       05/31/99                     12.000(a)                      0
                                                                                                                     -----------
                                                                                                                         830,625
                                                                                                                     -----------
Cable - 11.31%
    2,000  Diamond Cable Communications.....................       12/15/05                     11.750+                1,410,000
    2,500  International CableTel Incorporated.............. 04/15/05 to 02/01/06         11.500+ to 12.750+           1,697,500
    1,000  Marcus Cable Company.............................       12/15/05                     14.250+                  730,000
      500  Multicanal S.A.**................................       02/01/07                     10.500                   506,875
    2,500  Telewest PLC.....................................       10/01/07                     11.000+                1,712,500
    1,250  Tevecap S.A.**...................................       11/26/04                     12.625                 1,318,750
    1,000  T.V. Azteca S.A. De C.V.**.......................       02/15/07                     10.500                 1,008,750
    2,000  UIH Australia Pacific Incorporated...............       05/15/06                     14.000+                1,025,000
                                                                                                                     -----------
                                                                                                                       9,409,375
                                                                                                                     -----------
Chemicals - 0.97%
      750  Texas Petrochemical Corporation..................       07/01/06                     11.125                   806,250
                                                                                                                     -----------
Communications - 13.22%
    2,000  Colt Telecom Group PLC...........................       12/15/06                     12.000+                1,250,000
    2,325  Comcast Cellular.................................       03/05/00                      7.264(1)              1,674,000
      750  Dial Call Communications Incorporated............       12/15/05                     10.250+                  536,250
    1,720  GST Telecommunications Incorporated..............       12/15/05                     13.875+                1,062,100
    1,750  Nextel Communications Incorporated...............       08/15/04                      9.750+                1,233,750
      500  PageMart Nationwide Incorporated.................       02/01/05                     15.000+                  350,000
      750  Paging Network Incorporated......................       10/15/08                     10.000                   753,750
    1,000  People's Telecommunications Company..............       07/15/02                     12.250                 1,062,500
    2,000  RSL Communications Limited**.....................       11/15/06                     12.250                 2,100,000
      375  Shared Technologies Fairchild....................       03/01/06                     12.250+                  315,000
    1,000  Viatel Incorporated..............................       01/15/05                     15.000+                  660,000
                                                                                                                     -----------
                                                                                                                      10,997,350
                                                                                                                     -----------

Consumer Manufacturing - 6.51%
    1,800  Apparel Ventures Incorporated....................       12/31/00                     12.250                 1,440,000
    1,000  Chattem Incorporated.............................       06/15/04                     12.750                 1,100,000
    1,000  Coleman Holdings Incorporated....................       05/27/98                     11.736(1)                867,500
    1,350  Decorative Home Accents..........................       06/30/02                     13.000                   702,000
      500  EKCO Group Incorporated..........................       04/01/06                      9.250                   495,000
    1,500  Icon Health & Fitness**..........................       11/15/06                     14.000+                  813,750
                                                                                                                     -----------
                                                                                                                       5,418,250
                                                                                                                     -----------

                           MANAGED HIGH YIELD FUND INC.


PRINCIPAL
 AMOUNT
 (000)                                                          MATURITY DATES              INTEREST RATES              VALUE
---------                                                    ---------------------  -------------------------------  -----------
CORPORATE BONDS - (CONTINUED)
Energy - 4.37%
$     730  Crown Central Petroleum..........................       02/01/05                     10.875%              $   746,425
    1,500  Empire Gas Corporation...........................       07/15/04                     12.875+                1,297,500
      750  Perez Companc S.A.**.............................       01/30/04                      9.000                   754,688
    1,000  Petroleos Mexicanos..............................       12/01/23                      8.625                   841,250
                                                                                                                     -----------
                                                                                                                       3,639,863
                                                                                                                     -----------
Entertainment - 1.52%
      125  Cobb Theaters**..................................       03/01/03                     10.625                   131,719
    1,229  United Artists Theatre Circuit...................       07/01/15                      9.300                 1,130,618
                                                                                                                     -----------
                                                                                                                       1,262,337
                                                                                                                     -----------
Finance - 1.08%
      875  Imperial Credit Industries.......................       01/15/07                      9.875                   896,875
                                                                                                                     -----------
Food & Beverage - 5.32%
    1,000  American Rice Incorporated.......................       07/31/02                     13.000                   960,000
    3,741  Iowa Select Farms++..............................       02/15/04                     17.250+                2,410,326
    1,000  TLC Beatrice International Holdings..............       10/01/05                     11.500                 1,055,000
                                                                                                                     -----------
                                                                                                                       4,425,326
                                                                                                                     -----------
Gaming - 0.56%
    1,659# Grand Palais Casino Incorporated++...............       11/01/97                     18.250(a)                      0
    1,122  Sam Houston Race Park Limited....................       09/01/01                     11.000                   465,606
                                                                                                                     -----------
                                                                                                                         465,606
                                                                                                                     -----------
General Industrial - 7.39%
    1,500  Avondale Mills...................................       05/01/06                     10.250                 1,560,000
    1,000  Communications & Power Industries Incorporated...       08/01/05                     12.000                 1,102,500
      500  Dominion Textile USA.............................       04/01/06                      9.250                   510,000
      500  Goss Graphic Systems Incorporated................       10/15/06                     12.000                   523,750
      500  Jordan Industries................................       08/01/05                     11.750+                  412,500
    1,000  Poindexter JB Incorporated.......................       05/15/04                     12.500                   992,500
    1,000  Polysindo International Finance Company B.V......       06/15/06                     11.375                 1,050,000
                                                                                                                     -----------
                                                                                                                       6,151,250
                                                                                                                     -----------

Healthcare - 1.51%
      750  Mariner Health Group Incorporated................       04/01/06                      9.500                   752,126
      500  Tenet Healthcare Corporation.....................       01/15/07                      8.625                   506,875
                                                                                                                     -----------
                                                                                                                       1,259,001
                                                                                                                     -----------
Homebuilding - 1.87%
      750  K Hovnanian Enterprises Incorporated.............       04/15/02                     11.250                   766,875
      750  Ryland Group Incorporated........................       07/01/06                     10.500                   785,625
                                                                                                                     -----------
                                                                                                                       1,552,500
                                                                                                                     -----------

                           MANAGED HIGH YIELD FUND INC.


PRINCIPAL
 AMOUNT
 (000)                                                          MATURITY DATES              INTEREST RATES              VALUE
---------                                                    ---------------------  -------------------------------  -----------
CORPORATE BONDS - (CONTINUED)
Media - 13.31%
$   1,500  Affiliated Newspapers............................       07/01/06                     13.250%+             $ 1,237,500
    1,000  All American Communications Incorporated.........       10/15/01                     10.875                 1,010,000
    2,000  Grupo Televisa S.A...............................       05/15/08                     13.250+                1,365,000
      500  Hollinger International Publishing...............       02/01/06                      9.250                   502,500
    1,500  InterAct Systems Incorporated....................       08/01/03                     14.000+                  746,250
    1,000  NeoData Services Incorporated....................       05/01/03                     12.000                 1,070,000
    1,250  Newsquest Capital PLC**..........................       05/01/06                     11.000                 1,312,500
    1,000  Pegasus Media & Communcations Incorporated.......       07/01/05                     12.500                 1,100,000
      500  Petersen Publishing Company**....................       11/15/06                     11.125                   535,000
      750  Sullivan Graphics Incorporated...................       08/01/05                     12.750                   744,375
    1,500  Viacom Incorporated..............................       07/07/06                      8.000                 1,455,000
                                                                                                                     -----------
                                                                                                                      11,078,125
                                                                                                                     -----------

Metal/Mineral/Steel - 3.09%
    1,000  AK Steel Corporation**...........................       12/15/06                      9.125                 1,022,500
    1,500  WCI Steel Incorporated**.........................       12/01/04                     10.000                 1,545,000
                                                                                                                     -----------
                                                                                                                       2,567,500
                                                                                                                     -----------

Packaging - 6.77%
    1,250  Doman Industries Limited.........................       03/15/04                      8.750                 1,181,250
      500  FSW International Finance Company B.V.**.........       11/01/06                     12.500                   527,500
      500  Grupo Industrial Durango S.A.....................       08/01/03                     12.625                   550,000
      750  Indah Kiat International Finance Company B.V.....       06/15/06                     12.500                   832,500
      750  Indah Kiat Paper & Pulp..........................       11/01/00                      8.875                   746,250
      750  Portola Packaging Incorporated...................       10/01/05                     10.750                   780,000
    1,000  Quno Corporation.................................       05/15/05                      9.125                 1,020,000
                                                                                                                     -----------
                                                                                                                       5,637,500
                                                                                                                     -----------

Retail - 2.64%
    1,000  County Seat Stores Incorporated..................       10/01/02                     12.000(a)                375,000
      375  CSK Auto Incorporated**..........................       11/01/06                     11.000                   393,750
    1,500  Great American Cookie Incorporated...............       01/15/01                     10.875                 1,425,000
                                                                                                                     -----------
                                                                                                                       2,193,750
                                                                                                                     -----------

Supermarkets & Drugstores - 1.31%
      861  Farm Fresh Holdings..............................       10/01/02                     14.250                    86,068
    1,000  Pantry Incorporated..............................       11/15/00                     12.000                 1,007,500
                                                                                                                     -----------
                                                                                                                       1,093,568
                                                                                                                     -----------

Technology - 0.66%
      800  Electronic Retailing Systems International**.....       02/01/04                     13.250+                  552,000
                                                                                                                     -----------

Transport Non-Air - 2.54%
      500  Stena Shipping...................................       12/15/05                     10.500                   540,000

                           MANAGED HIGH YIELD FUND INC.


PRINCIPAL
 AMOUNT
 (000)                                                          MATURITY DATES              INTEREST RATES              VALUE
---------                                                    ---------------------  -------------------------------  -----------
CORPORATE BONDS - (CONCLUDED)
Transport Non-Air - (concluded)
$   1,500  Viking Star Shipping Incorporated................       07/15/03                     9.625%               $ 1,569,375
                                                                                                                     -----------
                                                                                                                       2,109,375
                                                                                                                     -----------
Utilities - 3.71%
    1,000  AES China Generating Limited.....................       12/15/06                     10.125                 1,037,500
      500  Cal Energy Incorporated..........................       09/15/06                      9.500                   522,500
    1,000  Calpine Corporation..............................       02/01/04                      9.250                 1,017,500
      500  Panda Funding Corporation**......................       08/20/12                     11.625                   512,500
                                                                                                                     -----------
                                                                                                                       3,090,000
                                                                                                                     -----------
Total Corporate Bonds (cost-$76,753,718)....................                                                          75,436,426
                                                                                                                     -----------
CONVERTIBLE BONDS - 1.28%
Cable - 1.06%
    1,000  International CableTel Incorporated..............       06/15/08                      7.000                   880,000
                                                                                                                     -----------
Communications - 0.22%
      215  GST Telecommunciations Incorporated..............       12/15/05                     13.875+                  189,200
                                                                                                                     -----------
Total Convertible Bonds (cost-$1,131,631)...................                                                           1,069,200
                                                                                                                     -----------
 NUMBER
OF SHARES
---------
COMMON STOCK(a) - 2.13%
Communications - 0.06%
    7,000  PageMart Nationwide Incorporated........................................................................       49,000
                                                                                                                     -----------
Gaming - 0.92%
   59,668  Casino America Incorporated.............................................................................      164,087
  105,643  Colorado Gaming & Entertainment Company.................................................................      528,215
      299  SHRP Equity Incorporated................................................................................       68,770
                                                                                                                     -----------
                                                                                                                         761,072
                                                                                                                     -----------

Technology - 1.15%
  122,676  Ampex Incorporated......................................................................................      958,406
                                                                                                                     -----------
Total Common Stock (cost-$1,081,033)...............................................................................    1,768,478
                                                                                                                     -----------
PREFERRED STOCK(a) - 1.06%
Cable - 0.60%
    5,357  Cablevision Systems Corporation.........................................................................      498,200
                                                                                                                     -----------
Healthcare - 0.46%
      375  Fresenius Medical Care Capital Trust....................................................................      382,500
                                                                                                                     -----------
Total Preferred Stock (cost-$890,850)..............................................................................      880,700
                                                                                                                     -----------

                           MANAGED HIGH YIELD FUND INC.

 NUMBER
   OF
WARRANTS                                                                                           VALUE
---------                                                                                       -----------
 WARRANTS(A) - 0.93%
 Communications - 0.06%
   2,475   Clearnet Communications Incorporated...............................................  $    17,325
   6,900   PageMart Nationwide Incorporated...................................................       37,950
                                                                                                -----------
                                                                                                     55,275
                                                                                                -----------
 Consumer Manufacturing - 0.50%
   2,000   AVI Holdings Incorporated**........................................................       10,000
   2,000   Chattem Incorporated...............................................................       24,500
   1,350   Decorative Home Accents**..........................................................        6,750
   3,000   Icon Health & Fitness..............................................................      375,000
                                                                                                -----------
                                                                                                    416,250
                                                                                                -----------
 Energy - 0.13%
   3,450   Empire Gas Corporation.............................................................       13,800
  34,186   Transamerican Refining Corporation.................................................       94,011
                                                                                                -----------
                                                                                                    107,811
                                                                                                -----------
 Food & Beverage - 0.09%
  50,000   Iowa Select Farms++................................................................       75,000
                                                                                                -----------
 Gaming - 0.02%
  10,563   Casino America Incorporated........................................................       19,014
                                                                                                -----------
 Homebuilding - 0.01%
   7,900   Capital Pacific Holdings Incorporated..............................................       10,665
                                                                                                -----------
 Media - 0.11%
   2,000   Affiliated Newspapers..............................................................       60,000
   1,500   InterAct Systems Incorporated**....................................................        3,375
   2,256   Pegasus Media & Communications Corporation.........................................       27,641
                                                                                                -----------
                                                                                                     91,016
                                                                                                -----------
 Retail - 0.01%
     270   Cookies USA Incorporated...........................................................        2,700
                                                                                                -----------
Total Warrants (cost-$652,328)................................................................      777,731
                                                                                                -----------

                                       8

                           MANAGED HIGH YIELD FUND INC.

PRINCIPAL
 AMOUNT
 (000)                                                                    MATURITY DATE    INTEREST RATE      VALUE
---------                                                                 -------------    -------------   -----------
REPURCHASE AGREEMENT - 2.08%
 $  1,734  Repurchase Agreement dated 01/31/97 with State Street Bank and Trust Company, collateralized by $1,635,000 U.S.
           Treasury Bonds, 7.875% due 11/15/07; proceeds $1,734,798
           (cost-$1,734,000)...........................................     02/03/97          5.520%       $ 1,734,000
                                                                                                           -----------
Total Investments (cost - $82,243,560) - 98.14%........................                                     81,666,535
Other assets in excess of liabilities - 1.86%..........................                                      1,544,443
                                                                                                           -----------
NET ASSETS - 100.00%...................................................                                    $83,210,978
                                                                                                           ===========

------------------
  # Security represents a unit which is composed of the stated bond with attached warrants or common stock.
 ++ Illiquid securities represent 3.0% of total investments. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.
(a) Non-income producing securities
  + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Interest rate shown reflects yield to maturity at purchase date

                 See accompanying notes to financial statements

                           MANAGED HIGH YIELD FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                JANUARY 31, 1997 (UNAUDITED)

  Assets:
  Investments in securities, at value (cost - $82,243,560).......   $81,666,535
  Cash...........................................................        23,042
  Receivable for investments sold................................     2,425,755
  Interest receivable............................................     1,183,319
  Deferred organizational expenses...............................        55,179
  Other assets...................................................         6,273
                                                                    -----------
  Total assets...................................................    85,360,103
                                                                    -----------
  Liabilities:
  Payable for investments purchased..............................     2,015,885
  Payable to investment adviser and administrator................        63,633
  Accrued expenses and other liabilities.........................        69,607
                                                                    -----------
  Total liabilities..............................................     2,149,125
                                                                    -----------
  Net Assets:
  Capital Stock - $0.001 par value; 100,000,000 shares
   authorized;
   6,031,667 shares issued and outstanding.......................    90,475,005
  Undistributed net investment income............................        28,037
  Accumulated net realized losses from investment transactions...    (6,715,039)
  Net unrealized depreciation of investments.....................      (577,025)
                                                                    -----------
  Net assets applicable to shares outstanding....................   $83,210,978
                                                                    ===========

  Net asset value per share......................................        $13.80
                                                                    ===========

                 See accompanying notes to financial statements

                         MANAGED HIGH YIELD FUND INC.

STATEMENT OF OPERATIONS    FOR THE SIX MONTHS ENDED JANUARY 31, 1997 (UNAUDITED)

Investment income:
Interest.........................................................   $4,375,362
                                                                    ----------
Expenses:
Investment advisory and administration...........................      369,853
Legal and audit..................................................       54,004
Reports and notices to shareholders..............................       52,226
Custody and accounting...........................................       24,369
Amortization of organizational expenses..........................       15,310
Transfer agency and service fees.................................        9,096
Directors' fees..................................................        6,175
Other expenses...................................................       15,514
                                                                    ----------
                                                                       546,547
                                                                    ----------
Net investment income............................................    3,828,815
                                                                    ----------
Realized and unrealized gains from investment activities:
Net realized gains from investment transactions..................    1,312,616
Net change in unrealized appreciation/depreciation of
  investments....................................................    1,965,421
                                                                    ----------
Net realized and unrealized gains from investment activities.....    3,278,037
                                                                    ----------
Net increase in net assets resulting from operations.............   $7,106,852
                                                                    ==========


                See accompanying notes to financial statements

                         MANAGED HIGH YIELD FUND INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX
                                                     MONTHS ENDED     FOR THE
                                                     JANUARY 31,    YEAR ENDED
                                                         1997         JULY 31,
                                                     (UNAUDITED)       1996
                                                     ------------   -----------
From operations:
Net investment income..............................  $ 3,828,815    $ 7,769,124
Net realized gains from investment transactions....    1,312,616      1,035,278
Net change in unrealized appreciation/depreciation
 of investments....................................    1,965,421     (2,049,902)
                                                     ------------   -----------
Net increase in net assets resulting from
 operations........................................    7,106,852      6,754,500
                                                     ------------   -----------
Dividends to shareholders from:
Net investment income..............................   (3,799,950)    (7,931,642)
                                                     ------------   -----------
Net increase (decrease) in net assets..............    3,306,902     (1,177,142)
Net assets:
Beginning of period................................   79,904,076     81,081,218
                                                     ------------   -----------
End of period (including undistributed net
 investment income of $28,037 at January 31,
 1997).............................................  $83,210,978    $79,904,076
                                                     ===========    ===========

                 See accompanying notes to financial statements

                  NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

                ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                Managed High Yield Fund Inc. (the 'Fund') was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

                The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

                Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber') and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

                Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

                Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

                Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

                CONCENTRATION OF RISK

                The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

                INVESTMENT ADVISER AND ADMINISTRATOR

                The Fund's board of directors has approved an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

                INVESTMENTS IN SECURITIES

                For federal income tax purposes, the cost of securities owned at January 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

                At January 31, 1997, the components of net unrealized depreciation of investments were as follows:

                   Gross depreciation (investments having
                     an excess of cost over value)..........  $(5,803,285)
                   Gross appreciation (investments having
                     an excess of value over cost)..........    5,226,260
                                                              -----------
                   Net unrealized depreciation of
                     investments.......................       $  (577,025)
                                                              ===========

                For the six months ended January 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $47,772,330 and $50,817,975, respectively.

                CAPITAL STOCK

                There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 6,031,667 common shares outstanding, 7,564 shares are owned by Mitchell Hutchins.

                FEDERAL TAX STATUS

                The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

                At July 31, 1996, the Fund had a net capital loss carryforward of $6,093,030. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by July 31, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

                In accordance with U.S. Treasury regulations, the Fund has elected to defer $1,822,914 of net realized capital losses arising after October 31, 1995. Such losses are treated for tax purposes as arising on August 1, 1996.

                           MANAGED HIGH YIELD FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                                                                     FOR THE PERIOD
                                                               FOR THE SIX             FOR THE YEARS ENDED            DECEMBER 7,
                                                               MONTHS ENDED                  JULY 31,                    1993+
                                                             JANUARY 31, 1997   ----------------------------------  THROUGH JULY 31,
                                                               (UNAUDITED)              1996           1995             1994
                                                             ----------------          -------        -------       ----------------
Net asset value, beginning of period......................       $ 13.25                $ 13.44        $ 13.76         $ 15.00
                                                                 -------                -------        -------         -------
Net investment income.....................................          0.63                   1.29           1.40            0.77
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions...........          0.55                  (0.16)         (0.34)          (1.25)
                                                                 -------                -------        -------         -------
Net increase (decrease) from
  investment operations...................................          1.18                   1.13           1.06           (0.48)
                                                                 -------                -------        -------         -------
Dividends from net investment income......................         (0.63)                 (1.32)         (1.38)          (0.76)
                                                                 -------                -------        -------         -------
Net asset value, end of period............................       $ 13.80                $ 13.25        $ 13.44         $ 13.76
                                                                 =======                =======        =======         =======
Per share market value, end of period.....................       $ 13.25                $ 12.50        $ 12.38         $ 12.38
                                                                 =======                =======        =======         =======
Total investment return:
On net asset value(1).....................................          9.07%                  8.83%          9.27%          (3.00)%
                                                                 =======                =======        =======         =======
On market value(2)........................................         11.24%                 12.16%         11.87%         (12.76)%
                                                                 =======                =======        =======         =======
Ratios/Supplemental Data:
Net assets, end of period (000's omitted).................       $83,211                $79,904        $81,081         $82,995
Expenses to average net assets............................          1.33%*                 1.25%          1.21%           1.17%*
Net investment income to average net assets...............          9.30%*                 9.87%         10.68%           8.27%*
Portfolio turnover rate...................................            60%                   135%           103%             85%

------------------
  + Commencement of operations

  * Annualized

(1) Total investment return on net asset value is calculated assuming a purchase of stock at net asset value on the first day of each period reported and a sale at net asset value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan (the 'Plan'). Total investment return on net asset value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

(2) Total investment return on market value is calculated assuming a purchase of stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Plan. Total investment return on market value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

                           MANAGED HIGH YIELD FUND INC.

                GENERAL INFORMATION

                THE FUND

                Managed High Yield Fund Inc. (the 'Fund') is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ('NYSE'). The investment objective of the Fund is to achieve a high level of current income consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), which has over $44 billion in assets under management as of February 28, 1997.

                SHAREHOLDER INFORMATION

                The NYSE ticker symbol for Managed High Yield Fund Inc. is 'PHT.' Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

                DISTRIBUTION POLICY

                The Fund's board of directors has established a Dividend Reinvestment Plan (the 'Plan') under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with the Plan.

                     [This page intentionally left blank]

Directors

E. Garrett Bewkes, Jr.     Meyer Feldberg
Chairman
                           George W. Gowen
Margo N. Alexander
                           Frederic V. Malek
Richard Q. Armstrong
                           Carl W. Schafer
Richard Burt
                           John R. Torell III
Mary C. Farrell


Principal Officers

Margo N. Alexander               Julian F. Sluyters
President                        Vice President and Treasurer

Victoria E. Schonfeld            Thomas J. Libassi
Vice President                   Vice President

Dianne E. O'Donnell
Vice President and Secretary


Investment Adviser and Administrator

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Trust without examination by independent auditors who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                               SEMIANNUAL REPORT

                               January 31, 1997

                         Managed High Yield Fund Inc.

PaineWebber
(C) 1997 PaineWebber Incorporated
Member SIPC